Exhibit 99.2

REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us ©2021 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies. 1 REFINITIV STREETEVENTS EDITED TRANSCRIPT Q3 2021 Everspin Technologies Inc Earnings Call EVENT DATE/TIME: NOVEMBER 11, 2021 / 10:00PM GMT

NOVEMBER 11, 2021 / 10:00PM GMT, Q3 2021 Everspin Technologies Inc Earnings Call REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us ©2021 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies. 2 CORPORATE PARTICIPANTS Anuj Aggarwal Everspin Technologies, Inc. - CFO, Principal Financial Officer & Principal Accounting Officer Darin G. Billerbeck Everspin Technologies, Inc. - Interim CEO & President and Executive Chairman of the Board CONFERENCE CALL PARTICIPANTS Denis Pyatchanin Needham & Company, LLC, Research Division - Research Analyst John A. Fichthorn Dialectic Capital Management, LLC - Co-Founder and Portfolio Manager Richard Cutts Shannon Craig-Hallum Capital Group LLC, Research Division - Senior Research Analyst PRESENTATION Operator Good afternoon, and welcome to the conference call to discuss Everspin Technologies Third Quarter 2021 Financial Results. (Operator Instructions) As a reminder, this conference call is being recorded today, Thursday, November 11, 2021. Before we begin the call, I want to remind you that this conference call contains forward-looking statements regarding future events, including, but not limited to, our expectations for Everspin's future business, financial performance and goals, customer and industry adoption of MRAM Technology, successfully bringing to market and manufacturing products in Everspin's design pipeline and executing on its business plan. These forward-looking statements are based on estimates, judgments, current trends and market conditions and involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. We would encourage you to review our SEC filings, including our third quarter report on Form 10-Q, which will be filed with the SEC on November 13, 2021, and other SEC filings made from time to time in which we may discuss risk factors associated with investing in Everspin. All forward-looking statements are made as of the date of this call, and except as required by law, we do not intend to update this information. The financial results discussed today reflect our preliminary estimates are based on the information available as of the date hereof and are subject to future further review by Everspin and its external auditors. Our actual results may differ materially from these estimates as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time with our financial results for this period are finalized. Additionally, the company's press release and statements made during this conference call will include discussions of certain measures and financial information in GAAP and non-GAAP terms. Included in the company's press release, the definitions and reconciliations of GAAP net loss to adjusted EBITDA, which provide additional details. This conference call will be available for audio replay for at least 5 days in the Investor Relations section of Everspin's website at www.everspin.com. And now I'd like to turn the call over to Everspin's Executive Chairman and Interim CEO, Darin Billerbeck. Darin, please go ahead. Darin G. Billerbeck Everspin Technologies, Inc. - Interim CEO & President and Executive Chairman of the Board Thank you, operator, and thanks for everyone for joining us on the call today. First and foremost, let's begin today by recognizing all those among us who have been part of the great brotherhood and sisterhood, we call the U.S. military. Our veterans, active duty service members, Guardsman and reserves. Your service and sacrifice have kept our country safe and free. Q3 results came in above the higher end of our guidance. And as mentioned in our press release, we were GAAP net income positive for the second quarter in a row and had positive GAAP net income for the first 9 months of 2021. Our revenue for Q3 was 25% higher than Q2 and 46.5% higher than Q3 a year ago. Being GAAP net income positive continues to be a focus for the company. We believe this demonstrates that being laser focused on improving product yields, controlling OpEx spending, growing our top line while keeping gross margins in a healthy range will drive profitability. Despite being impacted by supply constraints that left over $2 million of customer revenue unfulfilled, we had the largest toggle quarter since 2018. Distributor inventory is still very lean and well below our target as we continue to fight for every wafer and tester we can. STT

NOVEMBER 11, 2021 / 10:00PM GMT, Q3 2021 Everspin Technologies Inc Earnings Call REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us ©2021 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies. 3 revenue was flattish as our largest customer was also saddled with supply constraints. The good news is that Everspin was not the constraint culprit. However, based on other suppliers, we do expect STT revenue to continue to be flat for the next couple of quarters. To date, over 1,500 customers have now reached production status using stand-alone MRAMs. Our design wins continue to grow, keeping pace with our record year in 2020, adding another 40 new design wins in the current quarter. These design wins across many applications in all geographies, including industrial automation, robotics, transportation, aerospace and defense. On the R&D front, we taped out our next-generation STT product, which we expect to see for silicon out by the end of this year. We believe this new product will be revolutionary and its ability to serve both the SRAM replaceable market, along with mid-density rugged NOR applications where no other memory can play. Finally, with respect to our deliberate strategy of monetizing our IP, we did close 2 more IP transactions in addition to the RAD-Hard deal we announced previously in Q1. One of those transactions has been recognized as revenue in Q3, while the other will be recognized as revenue in Q4. Post-Q3 results, the cash from both these transactions have already been collected, which puts our cash and cash equivalents over $20 million as of today. I will now turn it over to our CFO, Anuj Aggarwal, who will take you through our third quarter financials and fourth quarter 2021 guidance. Anuj? Anuj Aggarwal Everspin Technologies, Inc. - CFO, Principal Financial Officer & Principal Accounting Officer Thank you, Darin, and good afternoon, everyone. We are pleased to report record quarterly financial results reflecting improvement in the business and operational excellence. We delivered solid results with a positive net income of $0.88 million with revenue growth of 25%, exceeding the top end of guidance and positive cash flow from operations of $1.85 million for the third quarter despite some supply constraints. Revenue for the third quarter of 2021 came in at $14.8 million compared to $11.85 million last quarter and $10.1 million in the third quarter of 2020. MRAM product sales in the third quarter, which include both Toggle and STT-MRAM revenue was $12 million versus $10.2 million in the prior quarter and $9.6 million in Q3 2020. In Q3 2021, the company entered into an IP monetization deal worth $5.25 million. $1.3 million in revenue was recognized in Q3 and the remaining $3.95 million of revenue will be recognized Q4 '21. Licensing, royalties and other revenue in the quarter was $2.8 million compared to $1.6 million in the previous quarter and $0.5 million in the prior year period. The increase in revenue is due to strong Toggle sales, RAD-Hard revenue recognition and the IP monetization deal. Shipments to suppliers for our largest end customer who we serve with our high-density STT product for data center applications, represented 23.3% of revenue in the quarter versus 34.7% of revenue in Q2 and 38.4% the year ago quarter. Turning to gross margin. GAAP gross margin for the third quarter of 2021 was 57.1% versus 60.7% in the prior quarter and 23% in Q3 '20. The higher gross margin compared to prior year quarter is driven by the RAD-Hard revenue recognition and the IP monetization deal. In the prior year, lower gross margin was reflected a onetime noncash $1.7 million inventory reserve and $0.4 million in accelerated depreciation. GAAP operating expenses for the third quarter of 2021 were $7.4 million versus $6.7 million in the prior quarter and $6 million in the same quarter 1 year ago. The increase was primarily for 28-nanometer product development, sales and marketing variable compensation and administrative costs. GAAP operating expenses in the third quarter of 2021 include $1 million of stock-based compensation compared to $0.7 million last quarter and $0.9 million in the year ago quarter. We expect R&D expense to grow minimally. The remainder of 2001, as we prepare for the launch of our 28-nanometer STT-MRAM product targeted to industrial and other broad-based applications. We are pleased to report a positive net income of $0.88 million or $0.05 per share based on 19.5 million basic weighted average shares

NOVEMBER 11, 2021 / 10:00PM GMT, Q3 2021 Everspin Technologies Inc Earnings Call REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us ©2021 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies. 4 outstanding. This compares to a GAAP net income of $0.26 million or $0.01 per basic share in the second quarter of 2021 and a GAAP net loss of $3.9 million or $0.21 per basic share in the third quarter of 2020. Basic earnings share of $0.05 was better than our guidance range, reflecting our tight operational discipline and strong gross margins. Turning to the balance sheet. Cash and cash equivalents increased to $14.56 million at the end of the third quarter compared to $14.2 million at the end of the prior quarter and $13.9 million in Q3 '20. Cash from operations was positive at $1.85 million for the quarter and $2.95 million positive year-to-date. Turning to our fourth quarter guidance. We expect revenue in a range of $16.25 million to $17.25 million, which at the midpoint of $16.75 million, reflects a 13.2% increase over the $14.8 million third quarter 2021 results. The revenue range reflects expected product revenue growth as well as the remaining $3.95 million of revenue expected to be recognized for the IP monetization deal discussed earlier. We expect a GAAP income per basic share of between $0.02 and $0.08, primarily driven by expenses related to next-generation 28-nanometer STT-MRAM product and pricing increases from our suppliers. I'll now turn it over back to Darin for some brief additional commentary before we open it up for questions. Darin G. Billerbeck Everspin Technologies, Inc. - Interim CEO & President and Executive Chairman of the Board Thanks, Anuj. In summary, we continue to build towards our future of profitable growth. Q3's GAAP positive net income is a testament to the hard work and extra effort the Everspin team put to control costs, improve our yields and ship everything we could in a very constrained semiconductor supply network. We're both excited by what we have accomplished in Q3, along with the potential opportunities to grow throughout the rest of the year. Operator, you may now open the line for questions. QUESTIONS AND ANSWERS Operator (Operator Instructions) Your first question comes from the line of Richard Shannon from Craig-Hallum. Richard Cutts Shannon Craig-Hallum Capital Group LLC, Research Division - Senior Research Analyst Sorry for kind of developing questions here on the slide, just getting my model going here. Maybe just a quick one, Anuj, on your -- toward the end of your prepared remarks here, I didn't catch the reasons for the lower product gross margins in the quarter. I'm assuming there's some supply constraints or expedite costs or something that are unusual. Can you repeat and expand on that? And to the degree to which you expect that to happen in the fourth quarter and beyond? Anuj Aggarwal Everspin Technologies, Inc. - CFO, Principal Financial Officer & Principal Accounting Officer Yes. Sure, Richard. So typically, we don't give guidance on gross margin in terms of Q4. But I will say that -- over the last couple of quarters, as you know, we've seen a strong gross margin relative to our internal model. So the internal model, we typically communicate low 50s to mid-50s. Because of the IP deals as they relate to the RAD-Hard deal and with this new IP monetization deal, we have seen an uplift in gross margin over the last couple of quarters. Richard Cutts Shannon Craig-Hallum Capital Group LLC, Research Division - Senior Research Analyst Right. But I was asking specifically on product gross margin. If I'm doing my calculations right here, it was around 50% for the third quarter and a bit higher than that the last few quarters. So I just want to make sure I'm understanding the dynamics there and if they're going to continue. Anuj Aggarwal Everspin Technologies, Inc. - CFO, Principal Financial Officer & Principal Accounting Officer Yes. So I think from a Toggle perspective, we've seen some good yield improvements and great work from the operational team. And so we've seen improvements in that space. I think they would hold to these levels going forward? And...

NOVEMBER 11, 2021 / 10:00PM GMT, Q3 2021 Everspin Technologies Inc Earnings Call REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us ©2021 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies. 5 Darin G. Billerbeck Everspin Technologies, Inc. - Interim CEO & President and Executive Chairman of the Board Yes, so Richard, some of the compression on this stuff on the margins is due to obviously cost increases. There's a bunch of stuff going on in the supply network. And we're overcoming that. Everybody is raising prices. In fact, we had future prices. We've notified everybody of that to try to offset some of that. But the model should be between 50% and 55%. We've been running hot last quarter -- or first quarter and last quarter, we ran pretty strong due to the mix, and we talked about that before. But I think the biggest thing for us as we move forward is the overall margin is very strong because of a lot of the IP monetization strategies that we've had. But we do expect that model, your base model for product-specific margins to be in that 50% to 55% range. And It's going to slide closer to 50 because we got so many price increases on us on the peace parts and everything else, and it will move back up as the price increases come back in on our side to our customers. Richard Cutts Shannon Craig-Hallum Capital Group LLC, Research Division - Senior Research Analyst Okay. That's helpful there, Darin. Next question, if I'm looking at the product gross margins here, and I guess -- excuse me, product sales, specifically on the Toggle side with STT, I think you said it was roughly flattish quarter-on-quarter. You had some pretty nice growth, and it seems like you're implying some fairly strong growth, well, maybe not as strong, but still a good growth here coming into the fourth quarter. Both you, Darin and your predecessor talked about a fairly substantial increase in design wins for a couple of years and didn't really see Toggle growing that much. Is now -- are we starting to see finally that the evidence of those design wins running to production? Or are there larger wins here that are ramping here because at the same time, we're seeing your largest customer kind of flatten out or actually, I think, decline if my numbers are right here, at least in the third quarter. So you're getting a lot of good Toggle wins here. And so I'd love to get the understanding of where they're coming from and how sustainable and how you see growth coming in the next few quarters? Darin G. Billerbeck Everspin Technologies, Inc. - Interim CEO & President and Executive Chairman of the Board Yes. I mean the good news is, I think that the abnormally high growth on Toggle was caused by 2 things. One is that Q2 was low because we were so constrained in so many areas. And the fact that we were able to kind of unhinge some things in Q3 that gave us the ability to ship so much Toggle by itself. And that's what probably caused it. It was probably less of a growth strategy than the 30%. It's more probably double digits as we were going through it, but that's what happened. And then when you look at Q4 moving forward, you're seeing a pretty big growth also. When you look at those customers, there's no one big customer. In fact, most of the largest customers member kind of walked away a couple of years ago, which caused Toggle to kind of retreat from a growth perspective. And now what we're starting to see is those design wins are coming to fruition, and it's multiple people. We've added like 200 to 300 customers, albeit, smaller, but they're more diversified. So that's a good thing for us. And we expect Toggle at this point to grow through Q4 with pretty strong growth. We could ship quite a bit higher STT if we wanted to. We could go in. But again, our main -- you're just going to put it in inventory. And so what we're trying to do is work with our large customers and make sure that they don't have too much inventory. So we've taken the ability to just say, "Hey, let's call it flat for Q3 and Q4 on STT." It could have been much higher. So I mean we could have had even better results had that happened. But we're going to just slow it down a little bit and take advantage of some of the other things we're doing as a company and then that should regrow in the future quarters. Richard Cutts Shannon Craig-Hallum Capital Group LLC, Research Division - Senior Research Analyst Okay. That's helpful perspective. One last for me, and I'll jump out of line here. Your 28-nanometer STT device here, Darin, I wonder if you could repeat your comments about what they're going after. I think you said SRAM replacement and even some mid-density, I'm not sure if you said NOR or something, but I just want to get a repeat on that. And then maybe if you can help us understand kind of the value add and the applications that you're going after here? And how -- kind of how big of an opportunity you see this over the next few years? Darin G. Billerbeck Everspin Technologies, Inc. - Interim CEO & President and Executive Chairman of the Board Yes. So let's start with the product, right? The product itself has the capability to do our traditional market, which is more kind of like data logging driven SRAM replacement stuff, right? And that's what we've done forever. That's what Toggle does. That's what a lot of the products that we serve do. In addition, we put all the interfaces on it because it can also act and be and drop into a lower socket. And the reason we did that was because we believe that there is a market out there for highly reliable NOR devices that NOR itself today can't get to. Extreme temperatures, exterior (inaudible), fast rights but it's a higher performance device with higher retention and higher cycling counts.

NOVEMBER 11, 2021 / 10:00PM GMT, Q3 2021 Everspin Technologies Inc Earnings Call REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us ©2021 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies. 6 Operator Your next question comes from the line of Rajvindra Gill from Needham & Company. Denis Pyatchanin Needham & Company, LLC, Research Division - Research Analyst This is Denis on for Raji. So my first question is around some of these drivers for Toggle. How is the backlog looking? And do you have -- is that anybody knew about buying the product? Any kind of either new markets opening up for new customers? Darin G. Billerbeck Everspin Technologies, Inc. - Interim CEO & President and Executive Chairman of the Board Same old markets, lots of new customers. And yes, I mean it's good when you have lots of new customers that you haven't dealt with in the past. It's good that you have a competitive product that's out there, and it's good when you have supply. And all those things aligning have helped us a lot, right? We've been able to leverage some of the supply constraints that we had in the Q2 front for upsides in Q3. We also can handle some upsides in Q4. Our backlog right now is stronger than it's ever been. In fact, the last 2 quarters, we were 100% booked. Denis Pyatchanin Needham & Company, LLC, Research Division - Research Analyst Great. And as a follow-up to that, could you remind us of kind of between the split for the end market split for Toggle versus STT, kind of at which rate of each one skew in terms of end markets? Darin G. Billerbeck Everspin Technologies, Inc. - Interim CEO & President and Executive Chairman of the Board Yes. Think of STT as mostly enterprise, right? So it's high-speed cashing in the big drives, right? So it's a big enterprise play. Toggle is more of the industrial robotics, factory automation just everything could be aerospace. We've announced the Lucid design, which is an electric vehicle. So automotive also. And you're starting to see a lot of uptick in those types of applications where we're finding that a lot of the electric car manufacturers and probably even some of the nonelectric are realizing that they can't have any failures. And it's really difficult to get high retention products out there that they can count on for many, many, many years, especially when cars are becoming computers. Denis Pyatchanin Needham & Company, LLC, Research Division - Research Analyst Great. That's really helpful. And then for my second question, with regards to the Phison partnership, is there anything new there? I think the last year because they were taping out, how is the progress there going? Darin G. Billerbeck Everspin Technologies, Inc. - Interim CEO & President and Executive Chairman of the Board We research that every quarter, and it's the same message, right? We looked at it like they think production is going to be Q2, Q3 of 2023. And eventually, it's been taped out. And if we can get that rolling it can help us. We did get some other design wins on the STT product line, albeit they'll take time to ramp, and they're maybe not as big as those ones, but we are making progress even without the Phison. But the Phison makes a big difference for us because it's the standard memory control that we're looking for. Denis Pyatchanin Needham & Company, LLC, Research Division - Research Analyst So you mentioned sometime in '23, this is expected to roll out? You mentioned a quarter date in there... Darin G. Billerbeck Everspin Technologies, Inc. - Interim CEO & President and Executive Chairman of the Board '23 -- it's Q2, from what I heard, it's supposed to be Q2 and they call it, Q2-ish of 2022 -- sorry, I didn't mean to say 2020. Yes, the next 6 months supposedly, it's in production, and that will help us because then we have our silicon, but they don't have their silicon. So once they can sample, they're sampling today from what I hear. So hopefully, we can get some momentum going on that. Operator Your next question comes from the line of John Fichthorn from Dialectic Capital. John A. Fichthorn Dialectic Capital Management, LLC - Co-Founder and Portfolio Manager Great work. Couple. One is, could you talk a little bit about the IP monetization. What are you giving up? What IP are you selling off? And what does it validate? I don't know, just a little bit about that? And then I've got a couple of others.

NOVEMBER 11, 2021 / 10:00PM GMT, Q3 2021 Everspin Technologies Inc Earnings Call REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us ©2021 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies. 7 Darin G. Billerbeck Everspin Technologies, Inc. - Interim CEO & President and Executive Chairman of the Board Yes. So our strategy -- we have 2 different strategies. Actually, we have 3 now after this one. So we have first strategy was like, "Hey, let's go license our technology that people want to utilize it." And we continue to do that. We've done that in multiple cases. The RAD-Hard is the exact case of that, where it's multiple things that we do. Really good business for us. We give away nothing because they're building custom products for specific markets that we don't even play in, so that's great. And we're going to continue that. The second piece of this thing is protecting our IP where we go out. And we essentially, people have to license our technology because they're either violating it or using our technology, and they may not know it, right? So that's one area, and we do a lot of protection on that. There's also another element where there's pieces -- we have a lot of patents, and we have a lot of IP that we don't necessarily use anymore with the direction that we're heading. And so as we find people that we're having discussions with about valuable assets, we have those discussions. And in some cases, they result in IP monetization, which is what you're seeing. John A. Fichthorn Dialectic Capital Management, LLC - Co-Founder and Portfolio Manager So you're not really giving away anything. You're -- this is kind of extra value. You're not selling your patent portfolio to capture $4 million or whatever it is? Darin G. Billerbeck Everspin Technologies, Inc. - Interim CEO & President and Executive Chairman of the Board That's correct. You're basically saying what's the maintenance fee, what's all this? Do I really need that? Is that my long-term road map because we have a ton of patents. And this is no different than almost any other company, right? It's once you pick your strategic direction, you're like, yes, we don't need that. And is it -- yes. That's simple. John A. Fichthorn Dialectic Capital Management, LLC - Co-Founder and Portfolio Manager Great. So could you -- there's a -- It sounds like there's been a buildup over COVID, and some of that was released into this period. And yet at the same time, you've got a whole lot of new customers. There's a little bit of a product validation here, product acceptance, I think more is the right word. And so I can't tell whether you have better visibility into the future or worse? And I don't know whether that's a better question for the very near term or the medium term or the long term, but I'd love your kind of thoughts on what we're seeing here of release of pent-up demand relative to visibility going forward? Darin G. Billerbeck Everspin Technologies, Inc. - Interim CEO & President and Executive Chairman of the Board Yes. I mean there's a couple of questions in there but let me try to answer. On one side of it, I think that we didn't have enough design wins 2, 3 years ago on our base business. And so we put a deliberate focus on that. So you're starting to see just a normal like momentum size where new customers coming in, during COVID, they're releasing products. Those products are successful. We're getting demand off of that. That's what you would expect. And we just -- we kept the throttle on the design win for the Toggle just for that reason. On the other hand, in Q1 and Q2, we -- there was a lot of supply constraints and different issues within the supply chain, it was difficult for us to overcome because remember, everyone had this giant push -- excuse me, in Q2, where I think it all just happened at one time. And then as stuff started freeing up, you started seeing us be able to meet the demand. In Q2, we had a higher demand than we could have serviced because of the constraints. Q3, we got some of the supply back from Q2, which helped us. Q4, we have enough supply to be able to do it. We're still leaving probably $3 million to $5 million for the year on the table. Even with all these results, there's still -- our demand is higher than our supply. And when people order today, it's like Q1, Q2, is when we can supply. John A. Fichthorn Dialectic Capital Management, LLC - Co-Founder and Portfolio Manager That's great. So you have good visibility. And does that extend on a longer-term basis? Like in other words, is the base for this product, are we finally at this inflection point where this is now a growth market and you've got kind of, I don't want to say unlimited, but a lot of additional growth going forward that you can just see through execution? Darin G. Billerbeck Everspin Technologies, Inc. - Interim CEO & President and Executive Chairman of the Board Well, you can see it through the customers, right, because if you look at the customer names that we're shipping to today, it's a different base. It's a bigger base than what you had before. And if you remember, probably 3 years ago, we lost like 2 or 3 big customers that hurt

NOVEMBER 11, 2021 / 10:00PM GMT, Q3 2021 Everspin Technologies Inc Earnings Call REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us ©2021 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies. 8 us because people raise prices, did a bunch of stuff. And in this case, we're not -- we're just -- these people are all -- it's like divisible by 1,500 is what your revenue looks like, which is a lot less risky. The big challenge that I'm looking at, just as a CEO and you're looking forward, you're like, okay, we have a really strong backlog, you get backlog that's like almost 100% in the first 1 or 2 quarters. How long does that last? And is that also an artifact of other constraints, because our product may not be the most expensive product in these things. So there is always a concern does this hold, I can tell you that we don't really care at this point because we're so hand to mouth. And we are -- our inventory levels are so low that we need to replenish that anyway. So there's a little bit of buffer in that just because you're -- you've got to build all this product anyway, just to get our inventory levels through distribution, correct. And we don't have them correct today, just like everyone else, are blood down and they're pretty low. So... John A. Fichthorn Dialectic Capital Management, LLC - Co-Founder and Portfolio Manager Great. Great. Last question, and then I'll drop off, which is the NOR opportunity you mentioned in response to another question, kind of your science around NOR. I'd love your thoughts around that opportunity, how additional is it? How big is it? How immediate is it? Just any thoughts on that would be great. Darin G. Billerbeck Everspin Technologies, Inc. - Interim CEO & President and Executive Chairman of the Board So back in my past, I used to run the NOR division for Intel. And I was the 1 that shut it down because there was no technology advancement over time, and you haven't seen that for 4 or 5 years. And so the theory that we have is that not only can we displace SRAMs, but we can also put these really rugged devices with real high retention because remember, we were designing for an infinite endurance with SRAM. You don't need that for NOR. And if you look back on 65-nanometer, the retention data on a lot of the NOR devices is not as good as people say, and it's all built on air correction, block management and different things. So there's a lot of software. They don't need software, it simplifies the design. So for people that want rugged devices that can outperform what's out there today, they'll choose this. Now I don't know how big this market is today and how big the NOR market is. but we're going to have to find out as we move through it. And it's not the only thing we're putting this product out. Remember, it's a traditional SRAM market, but we do have the opportunity to go test this other market. Same product, it has both interfaces. It has SRAM and it has NOR. Operator (Operator Instructions) You have another question from the line of Richard Shannon from Craig-Hallum. Richard Cutts Shannon Craig-Hallum Capital Group LLC, Research Division - Senior Research Analyst Great. Darin, following up on the topic of SSD control, as you mentioned, Phison. How about any other partners or potential partners you've talked about and whether there's any progress and end visibility into getting other guys doing MRAM-based SSD controllers? Darin G. Billerbeck Everspin Technologies, Inc. - Interim CEO & President and Executive Chairman of the Board Yes. I mean not a lot of other people doing it from what I know. Phison is the biggest one, but they're also the biggest supplier. So that's good. I think the better thing is that at our largest customer, we've gotten quite a few more design wins, which is helpful for us, right, because then it kind of extends the life of what we're doing and hopefully, it will grow it through time. But yes, we're kind of in the wait mode until we can get that controller out because that standardizes our product. And right now, it's hard because a lot of people are using FPGAs and different things to interface with it. Richard Cutts Shannon Craig-Hallum Capital Group LLC, Research Division - Senior Research Analyst Right. Okay. Last question here is on supply constraints. I know this is a crystal ball sort of stuff here, but how long do you think the issues are going to be at hand here, both for you, specifically and for your customers? Any sense of what you're hearing out there? Darin G. Billerbeck Everspin Technologies, Inc. - Interim CEO & President and Executive Chairman of the Board I haven't heard anything. But if I just go back to Moore's law -- not Moore's law, but the cyclical nature of supply and demand it should be up sometime in 2023. I think you'll have people say something of that nature. But if you look at the constraints that's been going on now for almost 1.5 years from what I can tell, maybe longer. So yes, it's like one of those things. I remember that when I ran the flashes for Intel, I could predict it to the day because we put on a new factory, everyone else put in a new factory. Here's all the volume and then all

NOVEMBER 11, 2021 / 10:00PM GMT, Q3 2021 Everspin Technologies Inc Earnings Call REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us ©2021 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies. 9 of a sudden supply was bigger than demand. And then you waited, and it all caught up and then it got constrained, and prices went up and then you added more factories. And so about every 2.5 years it flipped. I don't know if COVID has changed that, but if it follows a logical thing, it will end in 2023 sometime. Richard Cutts Shannon Craig-Hallum Capital Group LLC, Research Division - Senior Research Analyst Okay. Most people think that you're calling for some time next year, and do you think it's going to be longer than that then? Darin G. Billerbeck Everspin Technologies, Inc. - Interim CEO & President and Executive Chairman of the Board I'm sorry, 2022. Sorry, I didn't mean to say 2023, yes. 2022, sorry. 2023, sorry. (inaudible), 2022, sorry. Operator (Operator Instructions) There are no further questions at this time. I would now like to turn the conference over back to Mr. Anuj Aggarwal. Anuj Aggarwal Everspin Technologies, Inc. - CFO, Principal Financial Officer & Principal Accounting Officer Okay. With that, we conclude today's call. Thank you all for joining us, and we look forward to reporting our progress and results in the next quarter's call. Operator, you may now disconnect the call. Operator Ladies and gentlemen, this concludes today's conference call. Thank you for your participation, and have a wonderful day. You may all disconnect. Presenters, please stay online for a post conference. DISCLAIMER Refinitiv reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes. In the conference calls upon which Event Briefs are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks, which are more specifically identified in the companies' most recent SEC filings. Although the companies may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized. THE INFORMATION CONTAINED IN EVENT BRIEFS REFLECTS REFINITIV'S SUBJECTIVE CONDENSED PARAPHRASE OF THE APPLICABLE COMPANY'S CONFERENCE CALL AND THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES REFINITIV OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT BRIEF. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY'S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY'S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS. ©2021 Refinitiv. All Rights Reserved.